EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation of our report dated May 9, 2001 relating to the financial statements for Treasury International, Inc., which appear in the 1999 Annual Report on Form 10-K.



                                                         BROMBERG & ASSOCIATE
                                                         CHARTERED ACCOUNTANTS


TORONTO, CANADA
May 9, 2001